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                                                                   Exhibit 10.23

                                 SEVERANCE AGREEMENT
                                       BETWEEN:
                           ONEWAVE, INC. & DAVID W. CHAPMAN



Should OneWave, Inc (or its successor company) terminate your employment for any reason other than gross misconduct, change your job responsibilities without your consent or change your base salary without your consent, OneWave will pay you a severance package that includes 6 months of base pay and continued medical and dental benefits coverage. Additionally, at the time of termination, OneWave will honor and pay any outstanding bonuses. All benefits will commence immediately upon termination.


/s/ Lennart Mengwall
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Lennart Mengwall, Chairman, President & CEO Signature          February 26, 1998



/s/ David W. Chapman
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David W. Chapman                                               February 26, 1998